UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2022

FTAI INFRASTRUCTURE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41370	87-4407005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 45th Floor
New York, New York 10105
(Address of principal executive offices) (Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

In anticipation of its filing one or more registration statements on Form S-3, FTAI Infrastructure Inc. (“FIP” or the “Company”) is filing this Current Report on Form 8-K to incorporate by reference the recast presentation of certain financial information and related disclosures included in the Company’s Information Statement, as filed in Exhibit 99.1 to Form 8-K with the Securities and Exchange Commission on July 15, 2022 (“Information Statement”), to reflect the Company’s change in reportable segments, which was reported in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the SEC on November 3, 2022 (the “Q3 10-Q”). This recast financial information is filed herewith to incorporate such information by reference into the Company’s future filings under the Securities Act of 1933, as amended.

In the third quarter of 2022, the Company changed its financial reporting to five reportable segments comprised of (i) Railroad, (ii) Jefferson Terminal, (iii) Repauno, (iv) Power and Gas and (v) Sustainability and Energy Transition, as described in Exhibit 99.1 (Note 17 to the Combined Consolidated Financial Statements). This new alignment replaced the Company’s historical reporting of three reportable segments. In addition, the Company is including material subsequent events that occurred after the filing of the Information Statement (Note 19 to the Combined Consolidated Financial Statements).

The exhibit included as Exhibit 99.1 hereto revises the information in the following Items of the Information Statement as initially filed in order to reflect, as appropriate, the matters described above: Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Combined Consolidated Financial Statements. The presentation of the Company’s historical financial information in Exhibit 99.1 is consistent with the segment presentation set forth in the Company’s Q3 10-Q.

No items in the Information Statement other than those identified above are being updated by this Form 8-K. Information in the Information Statement is generally stated as of the date it was declared effective, and this Form 8-K does not reflect any subsequent information or events other than the changes noted above. For a discussion of events and developments subsequent to the date the Information Statement was declared effective, please refer to the Company’s SEC filings since that date.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1
Excerpts from the Company’s Information Statement, as filed in Exhibit 99.1 to Form 8-K with the Securities and Exchange Commission on July 15, 2022, reflecting revisions to the Management’s Discussion and Analysis and Combined Consolidated Financial Statements

101
The following financial information from the Company’s Information Statement for the year ended December 31, 2021, formatted in iXBRL (Inline Extensible Business Reporting Language): (i) Consolidated and Combined Consolidated Balance Sheets; (ii) Consolidated and Combined Consolidated Statements of Operations; (iii) Consolidated and Combined Consolidated Statements of Comprehensive Income (Loss); (iv) Consolidated and Combined Consolidated Statements of Changes in Equity; (v) Consolidated and Combined Consolidated Statements of Cash Flows; and (vi) Notes to Consolidated and Combined Consolidated Financial Statements.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 21, 2022

FTAI INFRASTRUCTURE INC.

/s/ Kenneth J. Nicholson
Kenneth J. Nicholson
Chief Executive Officer and President